[redacted]

Purchase Order: [redacted]

Date Printed: 01/17/24

Trans Currency: USD

Order To: WIDEPOINT INTEGRATED SOLUTIONS, CORP WIDIN001
11250 WAPLES MILL ROAD
SUITE 210
FAIRFAX, VA 22030

Ship To: [redacted]

Order Date	Buyer	Terms	FOB	Sales Order	Ship Via	Deliver To
01/11/202	[redacted]	NET 45				

Line	Item/Description	Rev	Due Date	Desired Date	U/M	Order Quantity	Net Unit Cost	Extended Cost
	FACT UPON WHICH RELIANCE WAS PLACED WITH THIS TRANSACTION WAS MADE OR ENTERED INTO. SUBMISSION OF THIS STATEMENT IS A PREREQUISITE FOR MAKING OR ENTERING INTO THIS TRANSACTION IMPOSED BY SECTION 1352, TITLE 31, U.S. CODE. ANY PERSON WHO FAILS TO FILE THE REQUIRED STATEMENT SHALL BE SUBJECT TO A CIVIL PENALTY OF NOT LESS THAN $10,000 AND NOT MORE THAN $100,000 FOR EACH SUCH FAILURE.							

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BY SIGNING THIS PURCHASE ORDER AWARD, THE SUPPLIER CONFIRMS THAT THE REPRESENTATIONS AND CERTIFICATIONS ARE CURRENT, ACCURATE, COMPLETE, AND APPLICABLE TO THIS AWARD (INCLUDING THE BUSINESS SIZE STANDARD APPLICABLE TO THE NAICS CODE REFERENCED FOR THIS OPPORTUNITY). CHANGES IN THE ACCURACY OF THE REPRESENTATIONS AND CERTIFICATION SHALL REQUIRE THE SUBCONTRACTOR PROVIDE AN UPDATED REPRESENTATIONS AND CERTIFICATION WITH THE SIGNED COPY OF THE PURCHASE ORDER AWARD/MODIFICATION.

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BY SIGNING THIS PURCHASE ORDER AWARD/MODIFICATION THE SUBCONTRACTOR CERTIFIES TO THE BEST OF ITS KNOWLEDGE THAT AS OF THE DATE OF THE AWARD NEITHER THE SUBCONTRACTOR AND NOR ANY OF ITS PRINCIPALS ARE CURRENTLY DEBARRED, SUSPENDED, PROPOSED FOR DEBARMENT, OR DECLARED INELIGIBLE FOR THE AWARD OF CONTRACTS OR SUBCONTRACTS BY ANY FEDERAL AGENCY AS DESCRIBED IN FAR CLAUSE "52.209-5 CERTIFICATION REGARDING RESPONSIBILITY MATTERS (a) (AUG 2020)."THIS CERTIFICATION IS A MATERIAL REPRESENTATION OF FACT UPON WHICH RELIANCE WAS PLACED WHEN THE SUBCONTRACT WAS AWARDED. IF IT IS LATER DETERMINED THAT THE SUBCONTRACTOR KNOWINGLY MISREPRESENTED CERTIFICATION, TYTO GOVERNMENT SOLUTIONS INC MAY STOP WORK OR TERMINATE THE AWARD.THE SUBCONTRACTOR FURTHER AGREES BY ACCEPTING THIS ORDER AWARD THAT IT WILL INCLUDE THE SUBSTANCE OF THIS LANGUAGE WITHOUT MODIFICATION, IN ALL LOWER TIER COVERED TRANSACTIONS AND IN ALL SOLICITATIONS FOR LOWER TIER COVERED TRANSACTIONS.

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Please include the above PO # on all packing slips AND invoices. If the PO # is not noted on the packing slip AND the invoice, payment may be delayed.

To ensure timely processing of invoices, please e-mail a copy of the invoice to Accounts.[redacted]

Additionally, we request tracking information be sent to the [redacted] Purchasing Department [redacted] for all material shipments the same day shipment occurs. Any shipments that are sent without forwarding tracking numbers may delay payment.

Service in excess of the amount authorized above will not be accepted without a modification to this order. Verbal purchase/change orders are not authorized. This order is subject to the attached terms and conditions of purchase unless others terms are referenced herein that govern this transaction.

[redacted] is an Equal Opportunity Employer.

THIS PURCHASE ORDER REQUIRES A SIGNED ACKNOWLEDGEMENT FROM THE

[redacted]

Purchase Order: [redacted]

Date Printed: 01/17/24

Trans Currency: USD

Order To: WIDEPOINT INTEGRATED SOLUTIONS, CORP WIDIN001
11250 WAPLES MILL ROAD
SUITE 210
FAIRFAX, VA 22030

Ship To: [redacted]0

Order Date	Buyer	Terms	FOB	Sales Order	Ship Via	Deliver To
01/11/202	[redacted]	NET 45				

Line	Item/Description	Rev	Due Date	Desired Date	U/M	Order Quantity	Net Unit Cost	Extended Cost
	DUPLICATE PO							

Performance Start Date 12/27/2023 Performance End Date 04/30/2024

[redacted]

PRIME NO. [redacted]
VOICE/WIRELESS/CALL CENTER IT HARDWARE NETWORK & RETAIL SYSTEMS
DELTEK: TEM002
NTE VALUE: $20,000,000.00
DPAS RATING: n/a

PERIOD OF PERFORMANCE:
BASE YEAR 1: 01 MAY 2024 - 30 SEPT 2024
BASE YEAR 2: 01 OCT 2024 - 30 SEPT 2025
BASE YEAR 3: 01 OCT 2025 - 30 SEPT 2026
OPT YEAR 1: 01 OCT 2026 - 30 SEPT 2027
OPT YEAR 2: 01 OCT 2027 - 30 SEPT 2028

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01/11/2024: AWARD [redacted] ADDS $393,750.00 IN FUNDING; LINE ITEM 1 FOR TRANSITION PERIOD. PO TOTAL FUNDED VALUE IS $393,750.00.

****

WHERE APPLICABLE, THIS PURCHASE ORDER AWARD IS CERTIFIED FOR NATIONAL DEFENSE USE. SUBCONTRACTOR SHALL FOLLOW ALL REQUIREMENTS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM (DPAS) REGULATION (15 CFR 700) IN FULFILLING THE REQUIREMENTS HEREIN.EXECUTION OF THIS PURCHASE ORDER AWARD IS REQUIRED WITHIN 15 CALENDAR DAYS, OR A REJECTION OF THE AWARD WITH A WRITTEN EXPLANATION WHY THE ORDER CANNOT BE FULFILLED AS AWARDED.

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BY SIGNING THE AWARD/MODIFICATION, THE SUPPLIER STATES, TO THE BEST OF HIS OR HER KNOWLEDGE AND BELIEF, THAT IN ACCORDANCE WITH FAR 52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (SEP 2007);1. NO FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID OR WILL BE PAID, BY OR ON BEHALF OF THE UNDERSIGNED, TO ANY PERSON FROM INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OF CONGRESS, OR AN EMPLOYEE OF A MEMBER OF CONGRESS IN CONNECTION WITH AWARDING OF ANY FEDERAL CONTRACT, THE MAKING OF ANY FEDERAL GRANT, THE MAKING OF ANY FEDERAL LOAN, THE ENTERING INTO OF ANY COOPERATIVE AGREEMENT, AND THE EXTENSION, CONTINUATION, RENEWAL, AMENDMENT, OR MODIFICATION OF ANY FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT.2. IF ANY FUNDS HAVE BEEN PAID OR WILL BE PAID TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OF A MEMBER OF CONGRESS IN CONNECTION WITH THIS COMMITMENT PROVIDING FOR THE UNITED STATES TO INSURE OR GUARANTEE A LOAN, THE UNDERSIGNED SHALL COMPLETE AND SUBMIT STANDARD FORM LLL, "DISCLOSURE OF LOBBYING ACTIVITIES," IN ACCORDANCE WITH ITS INSTRUCTIONS.3. THE UNDERSIGNED SHALL REQUIRE THAT THE LANGUAGE OF THIS CERTIFICATE BE INCLUDED IN THE AWARD DOCUMENTS FOR ALL SUB AWARDS AT ALL TIERS (INCLUDING SUBCONTRACTS, SUB GRANTS, AND CONTRACTS UNDER GRANTS, LOANS, AND COOPERATIVE AGREEMENTS) AND THAT ALL SUB RECIPIENTS SHALL CERTIFY AND DISCLOSE ACCORDINGLY.THIS CERTIFICATION IS A MATERIAL REPRESENTATION OF

[redacted]

Purchase Order: [redacted]

Date Printed: 01/17/24

Trans Currency: USD

Order To: WIDEPOINT INTEGRATED SOLUTIONS, CORP [redacted]
11250 WAPLES MILL ROAD
SUITE 210
FAIRFAX, VA 22030

Ship To: [redacted]

Order Date	Buyer	Terms	FOB	Sales Order	Ship Via	Deliver To
01/11/2024	[redacted]	NET 45				

Line	Item/Description	Rev	Due Date	Desired Date	U/M	Order Quantity	Net Unit Cost	Extended Cost
	SUPPLIER, RETURNED TO THE [redacted] SUPPLY CHAIN PURCHASING TEAM. PLEASE SIGN [redacted] ORDER ON THE PROVIDED SIGNATURE BLOCK "SUBCONTRACTOR SIGNATURE" AND "DATE" OF SIGNATURE, THEN RETURN THE SIGNED ACKNOWLEDGEMENT TO ONE OF THE FOLLOWING ADDRESSES: EMAIL: [redacted] MAIL: [redacted] ACCEPTANCE OR FULFILLMENT OF THIS PURCHASE ORDER IMPLIES THE SUBCONTRACTOR ACCEPTS AND ACKNOWLEDGES THE [redacted] ACCOUNTS PAYABLE ADDRESS, TERMS & CONDITIONS, AND HAS PROVIDED T[redacted] THE MOST CURRENT SUBCONTRACTOR REMITTANCE INFORMATION FOR PAYMENT OF INVOICES. IN THE EVENT SUBSEQUENT INVOICES ARE SUBMITTED THAT DO NOT MATCH THIS PURCHASE ORDER, [redacted]CS THE RIGHT TO REJECT THE INVOICE IN ITS ENTIRETY UNTIL A REVISED INVOICE IS PROVIDED AND/OR CURRENT SUBCONTRACTOR REMITTANCE INFORMATION IS PROVIDED TO UPDATE TYTO ATHENE, LLC FINANCIAL SYSTEMS.							
1	SVCS Transition Period - [redacted] Req: [redacted] Prime Contract #: [redacted] AOP:1020-090 04.01 TEM002.002.001.01		01/12/24	01/12/24	UNT	1	393,750.00	$393,750.00
	Bill To: [redacted]						PO Total Amount:	$393,750.00
							Award Amount:	**$393,750.00**

WIDEPOINT INTEGRATED SOLUTIONS, CORP

DATE

[redacted]

DATE